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                                                                    EXHIBIT 10.3

                                   [FORM OF]

                         INCENTIVE STOCK OPTIONS UNDER
                     LUMINEX CORPORATION STOCK OPTION PLAN

     THIS AGREEMENT is entered into effective as of _________ ___, _______, by and between Luminex Corporation, a Texas corporation (the "Company"), and ____________ ("Optionee").

     WHEREAS, Optionee is a key employee of the Company and the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by possessing an option to purchase shares of the common stock of the Company in accordance with Luminex Corporation Stock Option Plan (the "Plan").

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:


                                1.  DEFINITIONS

     For purposes of this Agreement, all capitalized terms, if not otherwise defined herein, shall have the meanings provided in the Plan.

                              2.  GRANT OF OPTION

     The Company hereby grants to Optionee the right, privilege and option to purchase _______ shares of Common Stock (the "Option") at a price of $_____ per share (the "Exercise Price"), determined by the Committee to be the Fair Market Value of a share of Common Stock of the Company on ___________ ____, _____, the date of grant of the Option (the "Date of Grant"). The Option shall be exercisable as specified in Section 3 below. The Option is an incentive stock option (as such term is defined in Section 422 of the Code).

                             3.  TIME OF EXERCISE

     3.1 Subject to the provisions of the Plan and Sections 3.2 and 3.3 hereof, the Optionee shall be entitled to exercise his Option as follows:


       With respect to ______ of              Beginning _________ ____, _____
       the shares subject to the
       Option

       With respect to ________               Beginning _________ ____, ______
       of the shares subject to
       the Option, less any shares

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       previously issued hereunder


       With respect to all of the             Beginning ________ ____, _____
       shares subject to the
       Option, less any shares
       previously issued hereunder

     3.2  The Option may not be exercised later than _________ ___, _____.

     3.3 If the Optionee's employment is terminated for any reason, other than death or disability, the Option must be exercised, to the extent exercisable at the time of termination of employment, within 30 days of the date on which Optionee ceases to be an employee, but no later than ___________ ____, _____. In the event of death or disability, the Option must be exercised, to the extent exercisable at the time of termination of employment, within one year of the date on which employment terminated as the result of death or disability, but no later than _________ ____, ______.

                    4.  NO CONTRACT OF EMPLOYMENT INTENDED

     Nothing in this Agreement shall confer upon Optionee any right to continue in the employ of the Company, or interfere in any way with the right of the Company to terminate Optionee's employment relationship with the Company.

                              5.  BINDING EFFECT

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators and successors.

                          6.  INCONSISTENT PROVISIONS

     The Option granted hereby is subject to the provisions of the Plan as in effect on the date hereof. If any provision of this Agreement conflicts with such a provision of the Plan, the Plan provision shall control.

                      7.  COMPLIANCE WITH SECURITIES LAWS

     It is the intention of the Company to effect full compliance with all securities and other applicable laws with respect to the sale of shares pursuant to the exercise of Options hereunder and subsequent resales by the Optionee. The Company shall not be required to sell and deliver shares hereunder upon exercise of this Option in whole or part until the Optionee shall have made such representations and agreed to the legending of stock certificates in a fashion as may reasonably be required by the Company's counsel to effect compliance with all applicable securities or other laws.

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                           8. RIGHT OF FIRST REFUSAL

     The Optionee recognizes that under the By-laws of the Company the Option Shares may not be sold or transferred unless they are first offered to the Corporation as provided in the By-laws.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed effective as of the day and year first above written.

                                        LUMINEX CORPORATION


                                   By:  ____________________________________

                                        Mark B. Chandler
                                        President and CEO


                                        ____________________________________

                                        ____________________
                                        Optionee

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